Great Elm Capital Group, Inc. Investor Presentation – Quarter Ended December 31, 2018 February 11, 2019 © 2019 Great Elm Capital Group, Inc. Exhibit 99.2

© 2019 Great Elm Capital Group, Inc. Disclaimer Statements in this presentation that are “forward-looking” statements, including, but not limited to, statements regarding potential or expected IRRs, cash-on-cash returns, collection of incentive fees and net operating loss utilization, involve risks and uncertainties that may individually or collectively impact the matters described herein. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and represent Great Elm Capital Group, Inc.’s (“Great Elm” or “GEC”) assumptions and expectations in light of currently available information.  Great Elms assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this presentation or to conform prior statements to actual results or revised expectations, expect as required by law. These statements involve risks, variables and uncertainties, and Great Elm’s actual performance results may differ from those projected, and any such differences may be material. For information on certain factors that could cause actual events or results to differ materially from Great Elm’s expectations, please see Great Elm’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Additional information relating to Great Elm’s financial position and results of operations is also contained in Great Elm’s annual and quarterly reports filed with the SEC, which are available for download at its website www.greatelmcap.com or at the SEC website www.sec.gov. Non-GAAP Financial Measures The SEC has adopted rules to regulate the use in filings with the SEC, and in public disclosures, of financial measures that are not in accordance with US GAAP, such as adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). See the Appendix for important information regarding the use of non-GAAP financial measures and reconciliations of non-GAAP measures to their most directly comparable GAAP measures. This presentation does not constitute an offer of any securities for sale.

© 2019 Great Elm Capital Group, Inc. SlideSection 4 Organizational Overview 8Operating Companies: Great Elm DME 14Investment Management 18Real Estate 22Financial Review 26Summary 28Q&A 29Appendix 35Contact Information Table of Contents

Organizational Overview © 2019 Great Elm Capital Group, Inc.

Organizational Overview

GREAT ELM CAPITAL®

Objective: to create long-term shareholder value by building a business across the following three verticals

Investment Management

Great Elm Capital Management, Inc. ("GECM")
- SEC Registered Investment Advisor
- Investment Management Agreement ("IMA") with Great Elm Capital Corp. ("GECC"), a business development company ("BDC")
- Three IMAs with a leading institutional investor
- Manager of the Great Elm Opportunities Fund, a fund structured for a series of co-investment opportunities
- Manager of future funds, co-investments and separately managed accounts ("SMAs")

GECC GP Corp.
- Receives profits solely from GECC IMA
- Issuer of $3.2 million note[1]
- 80.1% owned by GEC, 19.9% owned by employees / former employees

Real Estate

Great Elm FM Acquisition, Inc.
- Great Elm FM Acquisition, Inc. indirectly owns 80.1% of CRIC IT Fort Myers LLC ("CRIC IT"), which owns the properties that are leased on a long-term and triple net basis to Gartner, Inc.
- CRIC IT is the issuer of a $53.2 million A note and a $3.0 million B note[1]

Future Real Estate Acquisition Subsidiaries
- GEC to indirectly own at least 80.1% of equity in property owner
- Property owner issues debt to finance acquisition of real property[1]

Operating Companies

Great Elm DME Holdings, Inc.
- Issuer of $5.3 million of Qualified Preferred Stock
- Owns 80.1% of the equity in Great Elm DME, Inc.

Great Elm DME, Inc.
- Owns 100% of the equity in each of the Northwest Medical and Valley Healthcare Group operating subsidiaries
- Issuer of $10 million revolver commitment and $24.7 million of term debt[1]

Future OpCo Acquisition Subsidiaries
- Issuer of debt[1]
- GEC to indirectly own at least 80.1% of equity

[1] All debt is non-recourse to GEC.

GREAT ELM CAPITAL
© 2019 Great Elm Capital Group, Inc.
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© 2019 Great Elm Capital Group, Inc. Organizational Overview: Drivers of Shareholder Value Investment Management Operating Companies Real Estate Grow GECC through capital raises, as well as by acquiring other BDCs Increase assets under management (“AUM”) via new fund launches, SMAs and co-investments Seek opportunities, such as the Fort Myers transaction, that utilize modest equity capital and monetize significant net operating loss carryforwards (“NOLs”) Target undercapitalized small and mid-sized companies where we can partner with management to accelerate earnings growth Focus on companies that offer a platform for follow-on acquisitions and investment

© 2019 Great Elm Capital Group, Inc. Organizational Overview: Alignment of Interest When combined, insider ownership totals approximately 18% of the shares outstanding We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEC Director Share Ownership Employees of GEC/GECM collectively own over 1.8 million shares in GEC, representing greater than 7% of the shares outstanding1 The directors of GEC collectively own approximately 11% of GEC’s outstanding shares1 Significant Alignment of Interest Employee Share Ownership (1) This includes restricted shares that are subject to both performance and service vesting and is based on the share count pro forma for the vesting of said restricted shares.

Operating Companies: Great Elm DME © 2019 Great Elm Capital Group, Inc.

Operating Companies: Rapid Growth at DME In September 2018, Great Elm acquired Valley Healthcare Group and combined it with Northwest Medical Group for $63.6 million The purchase price corresponded to 4.9x June 30 LTM pro forma adjusted EBITDA of $12.9 million, which included anticipated cost synergies In 2Q19, the combined businesses (“DME”) generated $13.2 million of revenue and $3.6 million of adjusted EBITDA Year-to-date DME revenue and adjusted EBITDA growth exceed internal expectations Since acquisition, DME has experienced rapid patient growth New patient setups for CPAP / BiPAP and ventilators increased greater than 25% and almost 50% year-over-year, respectively Number of active rentals for CPAP / BiPAP, oxygen and ventilators increased approximately 50%, 12% and 35% year-over-year, respectively © 2019 Great Elm Capital Group, Inc.

Operating Companies: The Timing of DME Cash Flows DME is characterized by upfront capex requirements that potentially generate durable, long-term free cash flow DME’s patient-service oriented model necessitates that it stock product in inventory for quick delivery following a patient order Respiratory products such as CPAP and ventilators represent upfront capital expenditures in advance of the recognition of rental revenue After the initial patient setup, patient-specific operating expense declines DME supplies replacements components, such as masks, hoses and cushions over a prolonged period Resupply products represent high margin, recurring revenue that leverages the operating platform © 2019 Great Elm Capital Group, Inc. Capex for setup equipment UPFRONT Rental revenue billed MONTHLY Invoices paid by insurers MONTHLY Company sells supplies CONTINUOUS

© 2019 Great Elm Capital Group, Inc. Operating Companies: Foundation for Long-Term Profitability 2Q19 adjusted EBITDA of $3.6 million does not reflect the full impact of operating growth Great Elm intends to invest to support both organic and inorganic growth Strong Operating Growth $2.1 million of capital expenditures was recorded in the quarter Approximately $1.9 million classified as “revenue generating capex” Growth revenue will be recognized over the upcoming year, not contemporaneously with spend Double-digit growth year-over-year in referrals, new patient setups and active rentals in CPAP / BiPAP and Ventilators Conclusion Limited “Maintenance” Capex

Operating Companies: M&A In addition to driving organic revenue, EBITDA and volume growth, DME intends to acquire complementary, patient-focused businesses The respiratory-focused, durable medical equipment industry is characterized by a fragmented landscape that we believe offers a significant opportunity for consolidation DME’s patient-centric service model differentiates it from the competition Add-on acquisitions enhance Great Elm’s DME business as a “buy-and-build” growth platform, driving free cash flow generation DME intends to pursue a “hub-and-spoke” expansion strategy that targets businesses in tangential or overlapping locations Current operations are in Arizona, Midwest and the Pacific Northwest DME intends to explore complementary product lines and services that can leverage the company’s valuable contracts, referral sources, customer bases and infrastructure We currently have a robust pipeline of identified acquisition targets, including two actionable targets under LOI © 2019 Great Elm Capital Group, Inc.

Operating Companies: DME Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the Appendix for the Pro Forma Adjusted EBITDA reconciliation tables and the disclaimers on Slide 2. Great Elm Capital Group, Inc. DME Results DME Segment Financials - Quarter Ended 12/31/18 Total revenues $13,152 MSR (Total opex) ,-11,672 MSR Operating income 1,480 Adjusted EBITDA: Operating income 1,480 Depreciation and amortization 2,142 MNG note: this includes deprecation on rental equipment included in cost of rentals Other income / (expense) -42 plug Transaction costs & mgmt fees 52 MNG Adj. EBITDA1 $3,632 MNG (Maintenance capex) -,195 A (Interest expense - debt) -,948 TB - DME Inc. + adjustment and rounding (Interest expense - preferred stock) -,133 TB - DME Holdings Levered Free Cash Flow $2,356 Revenue Generating Capex -1,939 B MSR From MD&A segment results MNG From MD&A non-GAAP measurements A Reconciled as follows: 232 12/31 YTD purchases of PP&E (per SCF) -37 9/30 YTD purchases of PP&E (per SCF) 195 B Reconciled as follows: 2,340 12/31 YTD purchases of equipment for rental (per SCF) -,401 9/30 YTD purchases of equipment for rental (per SCF) 1,939

Investment Management © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Investment Management: A Scalable, High Margin Business AUM Growth High Margins Scalable Model Significant Free Cash Flow AUM GROWTH Grow GECC’s AUM through the issuance of additional debt and equity, complemented with accretive acquisitions of other BDCs, resulting in an increase in fee revenue Grow the Investment Management business by leveraging the existing team to launch additional vehicles HIGH MARGINS Given the largely fixed cost nature of the Investment Management business, we expect adjusted EBITDA margins to increase as our AUM increases and the business scales SCALABLE MODEL Investment team and infrastructure in place to support substantial growth in AUM and new investment vehicles SIGNIFICANT FREE CASH FLOW Growth in AUM in the Investment Management business coupled with its high margins and scalable business model results in significant operating leverage and, thus, the potential for growth in adjusted EBITDA

© 2019 Great Elm Capital Group, Inc. Investment Management: Management Fee Growth

Investment Management: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the Appendix for the Pro Forma Adjusted EBITDA reconciliation tables and the disclaimers on Slide 2. Near-Term Drivers of Incremental Free Cash Flow: We believe GECC will grow its investment portfolio, including via incremental capital raises, which will drive incremental management fee revenue The Full Circle consulting agreement terminates on November 3, 2019. The annualized expense associated with this agreement was approximately $800K through Q2. Great Elm Capital Group, Inc. IM Results IM Segment Financials - Quarter Ended 12/31/18 Total revenues $915 MSR Q1 amount YTD annualized (Full Circle consulting fee) -,198 MSR -,204 -,804 (Total opex) -,680 MSR Operating income 37 Adjusted EBITDA: Operating income 37 Stock based compensation 37 MNG Unrecognized incentive fees earned 772 MNG 576 2,696 Other income / (expense) 137 plug Adj. EBITDA1 $983 MNG (Capex) 0 (Non cash revenue) -,772 MNG (Interest expense - debt) -44 MNG Free Cash Flow $167 MSR From MD&A segment results MNG From MD&A non-GAAP measurements

Real Estate © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Real Estate: A Refresher We believe we are uniquely positioned to be a preferred partner to a sub-set of real estate investors because of our ability to absorb phantom income We view Credit Tenant Lease financings to high quality tenants as an attractive business for GEC for the following reasons: Limited Equity Capital Deployed High Level of Non-Recourse Leverage Monetization of Significant NOLs

Real Estate: Fort Myers – Organic Equity Growth © 2019 Great Elm Capital Group, Inc. Debt and Equity Values ($ in Millions) Multiple of Invested Capital Assuming a constant property value of $61.2 million, the chart at the right depicts the growth in GEC’s equity value as cash flows from the rental stream are utilized to amortize debt over the lease term As you can see, GEC builds significant equity value1 over time without any additional capital deployment 1 Equity value is equal to the property value at acquisition minus the face value of the debt on a given date.

Real Estate: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the Appendix for the Pro Forma Adjusted EBITDA reconciliation tables and the disclaimers on Slide 2. Great Elm Capital Group, Inc. RE Results Real Estate Financials - Quarter Ended 12/31/2018 EBITDA and Free Cash Flow - Quarter Ended 12/31/2018 Revenues: GAAP Net Income 38 MNG Rental income $1,474 MSR EBITDA: GAAP net income 38 MNG Operating costs and expenses: Interest 663 MNG Insurance -40 A Taxes - Real estate taxes -,159 A Depreciation and amortization 431 MNG Sales tax on rent & management fee -,104 A EBITDA 1132 Management fee -17 TB Free cash flow: Taxes and licenses -1 TB EBITDA 1132 Other miscellaneous -21 B, r Less: Total Operating Costs and Expenses -,342 MSR Interest expense paid -,467 bank statements Debt principal payments -,489 acct 29215 Depreciation and amortization -,431 MSR Non-cash rental income -,176 plug Interest expense -,663 MSR Free Cash Flow 0 GAAP Net Income 38 MSR From MD&A segment results MNG From MD&A non-GAAP measurements A Detail of acct 64201 B Reconciled as follows: 17,787 TB 2,076 A 19,863

© 2019 Great Elm Capital Group, Inc. Financial Review

Financial Review: 2Q19 Consolidating Balance Sheets © 2019 Great Elm Capital Group, Inc. General Corporate Investment Management Real Estate DME Eliminations Consolidated ASSETS Current assets: Cash and cash equivalents $19,214 $97 $705 $2,047 $0 $22,063 10Q Inventories 0 0 0 1,587 0 1,587 10Q Accounts receivable 390 967 0 7,232 0 8,589 10Q Investments at fair value 9,287 0 0 6,152 0 15,439 10Q Other current assets 248 124 133 130 0 635 10Q Total current assets 29,139 1,188 838 17,148 0 48,313 Intercompany Receivable / Investment in Subsidiary $48,074 $2,300 $0 $6,519 $,-56,893 0 Real estate assets, net 0 0 55,029 0 0 55,029 10Q Property and equipment, net 0 48 0 9,735 0 9,783 10Q Identifiable intangible assets, net 0 3,264 5,618 8,023 0 16,905 10Q Goodwill 0 0 0 45,336 0 45,336 10Q Right of use asset, net 0 1,431 0 4,209 0 5,640 10Q Other assets, net 192 83 500 159 0 934 10Q Total assets $77,405 $8,314 $61,985 $91,129 $,-56,893 $,181,940 10Q LIABILITIES AND STOCKHOLDERS' EQUITY Liabilities: Accounts payable & accrued expenses $1,244 $358 $626 $7,674 $0 $9,902 A ΣA= 10,747 10Q Lease liabilities 0 1,553 0 4,356 0 5,909 10Q Liabilities related to discontinued operations 3,608 0 0 0 0 3,608 10Q Earn out liability at fair value 0 0 0 845 0 845 A Real estate - Senior & Subordinated Notes 0 0 57,048 0 0 57,048 B ΣB= 91,181 10Q Investment management - Mast Note 0 3,224 0 0 0 3,224 B DME - Corbel Note & PMB revolver 0 0 0 30,909 0 30,909 B Redeemable preferred stock of subsidiary 0 0 0 5,266 0 5,266 10Q Intercompany Payable 8,820 10,866 38 6,563 ,-26,287 0 Other liabilities -,147 0 478 0 0 331 10Q Total liabilities 13,525 16,001 58,190 55,613 ,-26,287 ,117,042 10Q Total stockholders' equity 63,880 -7,689 3,797 35,517 ,-30,607 64,898 10Q Total liabilities and stockholders' equity $77,405 $8,312 $61,987 $91,130 $,-56,894 $,181,940

Financial Review: 2Q19 Consolidating Income Statement © 2019 Great Elm Capital Group, Inc. 1 Please refer to the Appendix for the Pro Forma Adjusted EBITDA reconciliation tables and the disclaimers on Slide 2. General Corporate Investment Management Real Estate DME Eliminations Consolidated Total revenue $52 $915 $1,474 $13,152 $-52 $15,541 10Q Operating costs and expenses: Transaction costs expensed -,135 0 0 -2 0 -,137 A 10Q Depreciation and amortization 0 -,137 -,431 -,260 0 -,828 10Q Selling, general and administrative -1,902 -,741 -,342 ,-11,410 52 ,-14,343 A ΣA= ,-14,480 10Q Total operating costs and expenses -2,037 -,878 -,773 ,-11,672 52 ,-15,308 Operating income (loss) -1,985 37 701 1,480 0 233 10Q Dividends and interest income 612 0 0 376 0 988 10Q Unrealized gain (loss) on investment in GECC -3,308 0 0 -,331 0 -3,639 10Q Interest expense, net 0 -44 -,663 -1,081 0 -1,788 10Q Other income (expense), net 0 0 0 -45 0 -45 10Q Income (loss) from continuing operations, before income taxes -4,681 -7 38 399 0 -4,251 10Q Provision for (benefit from) income taxes - - - - 0 0 Income / (loss) from continuing operations -4,681 -7 38 399 0 -4,251 Discontinued operations: Income (loss) from discontinued operations, net of tax -25 0 0 0 0 -25 10Q Net income (loss) from discontinued operations, net of tax -25 0 0 0 0 -25 Net income (loss), net of tax $-4,706 $-7 $38 $399 $0 -4,276 10Q Adjusted EBITDA1 $-1,769 $983 $1,132 $3,632 $0 $3,978 Free Cash Flow $-1,593 $167 $0 $2,356 $0 $930

Financial Review: 2Q19 Corporate Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the Appendix for the Pro Forma Adjusted EBITDA reconciliation tables and the disclaimers on Slide 2. Great Elm Capital Group, Inc. GC Results General Corporate Financials - Quarter Ended 12/31/18 Revenue: Total revenue 52 MSR Operating costs and expenses: Public company costs -1,192 TB Transaction costs -,135 MSR Other general and administrative -,710 plug -2,037 -,962 -1,075 Other income: GECC dividends 586 TB Unrealized loss on GECC investment -3,308 TB Other 26 plug Total other income -2,696 MSR GAAP Net Loss -4,681 EBITDA and Free Cash Flow - Quarter Ended 12/31/18 GAAP Net Loss -4,706 MNG EBITDA: GAAP net loss -4,706 MNG Interest, taxes, depreciation and amortization 0 MNG EBITDA -4,706 Adjusted EBITDA: EBITDA -4,706 MNG Stock based compensation 132 MNG Dividend income - investment in GECC -,586 MNG Unrealized gain - investment in GECC 3,308 MNG DME management fee -52 MNG Acquisition related costs 135 MNG Adjusted EBITDA1 -1,769 Free Cash Flow: Adjusted EBITDA -1,769 Transaction costs paid -,135 A Dividends received - investment in GECC 311 TB Free Cash Flow -1,593 A Reconciled as follows: 135 acquistion related costs 0 change in fair value of contingent liability 135 Great Elm Capital Group, Inc. GC Results General Corporate Financials - Quarter Ended 12/31/18 Revenue: Total revenue 52 MSR Operating costs and expenses: Public company costs -1,192 TB Transaction costs -,135 MSR Other general and administrative -,710 plug -2,037 -,962 -1,075 Other income: GECC dividends 586 TB Unrealized loss on GECC investment -3,308 TB Other 26 plug Total other income -2,696 MSR Net loss from continuing operations -4,681 Net loss from discontinued operations -25 GAAP Net Loss -4,706 EBITDA and Free Cash Flow - Quarter Ended 12/31/18 GAAP Net Loss -4,706 MNG EBITDA: GAAP net loss -4,706 MNG Interest, taxes, depreciation and amortization 0 MNG EBITDA -4,706 Adjusted EBITDA: EBITDA -4,706 MNG Stock based compensation 132 MNG Dividend income - investment in GECC -,586 MNG Unrealized gain - investment in GECC 3,308 MNG DME management fee -52 MNG Acquisition related costs 135 MNG Adjusted EBITDA1 -1,769 Free Cash Flow: Adjusted EBITDA -1,769 Transaction costs paid -,135 A Dividends received - investment in GECC 311 TB Free Cash Flow -1,593 A Reconciled as follows: 135 acquistion related costs 0 change in fair value of contingent liability 135

Summary © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Summary: Drivers of Shareholder Value Target undercapitalized small and mid-sized companies where we can partner with management to accelerate earnings growth Focus on companies that offer a platform for follow-on acquisitions and investment Investment Management Operating Companies Real Estate Focus on driving asset growth in GECC and raising capital for SMAs / other investment vehicles Leverage the existing team and infrastructure to improve free cash flow generation Seek to enhance the value of existing and potentially acquired properties through property improvement and lease modification

Q&A © 2019 Great Elm Capital Group, Inc.

Appendix © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc. (1)Our durable medical equipment business began in September 2018 and there was no related activity prior to that date. (2)General Corporate net loss includes net loss attributable to discontinued operations. (3)Unrecognized incentive fees earned include amounts earned under investment management agreements which are not recognized under US GAAP. (4)Acquisition related costs include transaction costs and changes in the fair value of the contingent consideration liability since the initial valuation at the acquisition date. (5)Our real estate business began in March 2018 and there was no related activity prior to that date.

Appendix: Contact Information Investor Relations 800 South Street, Suite 230 Waltham, MA 02453 Phone: +1 (617) 375-3006 investorrelations@greatelmcap.com © 2019 Great Elm Capital Group, Inc.